Exhibit 10.1

GREENWOOD FINANCIAL INC.

THIRD AMENDMENT

TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT LOAN AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT (this “Amendment”) is dated as of September 30, 2009 and entered into by and among GREENWOOD FINANCIAL INC., a Delaware corporation (“Master Borrower”), the entities identified on Schedule A attached hereto (together with the Master Borrower, the “Borrowers”), Orleans Homebuilders, Inc. (the “Guarantor”, and together with the Borrowers, the “Obligors”), the financial institutions listed on the signature pages hereof (“Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders (“Agent”), and is made with reference to that certain Second Amended and Restated Revolving Credit Loan Agreement dated as of September 30, 2008, by and among Obligors, Lenders and Agent, as amended by that First Amendment to Second Amended and Restated Revolving Credit Loan Agreement and First Amendment to Security Agreement dated as of February 11, 2009 and that Second Amendment to Second Amended and Restated Revolving Credit Loan Agreement dated as of August 13, 2009 (as so amended and as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

RECITALS

WHEREAS, Borrowers and Lenders desire to amend the Loan Agreement as specifically provided for herein; and

WHEREAS, Obligors, Lenders and Agent deem it advisable to amend the Loan Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.                                          AMENDMENTS TO THE LOAN AGREEMENT

1.1                              Amendments to Article I:  Definitions.

A.                                    Subsection 1.1 of the Loan Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order.

“Third Amendment” means that certain Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement dated as of September 30, 2009.

“Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment.

B.                                    Subsection 1.1 of the Loan Agreement is hereby further amended by deleting the reference to “September 29, 2009” in the definition of “Borrowing Base Availability” and substituting “October 30, 2009” therefor.

1.2                              Amendment to Article II:  Amounts and Terms of the Facility; Security for the Facility.

A.                                    Section 2.1.3 of the Loan Agreement is hereby amended by deleting clause (v) therein and substituting the following therefor:

“(v) Letters of Credit solely to the extent required to comply with the reserve requirements under the Subordinated Debt II in an aggregate amount not to exceed $5,000,000.”

B.                                    Subsection 2.6.5 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“2.6.5                  Additional Loan Fees.  Borrowers shall pay two additional fees for the Facility.  The first additional fee shall be earned and payable on October 31, 2009 and shall be equal to 8% per annum of the amount by which the aggregate Commitments (based on the Facility Amount as it exists from time to time) exceeds $250,000,000, calculated on a daily basis as such Commitments (based on the Facility Amount as it exists from time to time) exist between the Closing Date and the earlier of (i) October 31, 2009 and (ii) the date the Commitments are permanently reduced to $250,000,000 (the “Reduction Date”).  The second additional fee shall be earned and payable on December 20, 2009 if the Indebtedness are not paid in full by such date and such second additional fee shall be equal to 8% per annum of the amount that the aggregate Commitments exceeds $250,000,000 calculated on a daily basis as such Commitments exist from time to time after the Reduction Date.”

1.3                              Amendments to Article III:  Notice of Borrowing; Borrowing Base; Borrowing Base Availability.

A.                                    Section 3.2.2 of the Loan Agreement is hereby amended by deleting the reference to “September 29, 2009” in the last sentence therein and substituting “October 30, 2009” therefor.

B.                                    Section 3.3.2.4 of the Loan Agreement is hereby amended by deleting each of the references to “September 30, 2009” therein and substituting “October 31, 2009” therefor.

C.                                    Section 3.3.2.5 of the Loan Agreement is hereby amended by deleting each of the references to “September 30, 2009” therein and substituting “October 31, 2009” therefor.

D.                                    Section 3.3.4 for the Loan Agreement is hereby amended by deleting each of the references to “September 30, 2009” therein and substituting “October 31, 2009” therefor.  Section 3.3.4 for the Loan Agreement is hereby further amended by deleting the reference to “October 15, 2009” therein and substituting “November 15, 2009” therefor.

1.4                              Amendments to Article VI: Affirmative Covenants.

A.                                    Subsection 6.1.1 of the Loan Agreement is hereby amended by deleting “For the Fiscal Year ended June 30, 2008, not later than October 15, 2008” and substituting “For the Fiscal Year ended June 30, 2009, not later than October 31, 2009” therefor.

B.                                    Subsection 6.1.5 of the Loan Agreement is hereby amended by inserting the following at the beginning thereof:

“For the Fiscal Year ended June 30, 2009, not later than October 31, 2009, and for each Fiscal Year thereafter,”.

C.                                    Subsection 6.1.6 of the Loan Agreement is hereby amended by inserting the following at the beginning thereof:

“For the Fiscal Year ended June 30, 2009, not later than October 31, 2009, and for each Fiscal Year thereafter,”.

1.5                              Amendments to Article VIII: Financial Covenants.

Subsection 8.8 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“8.8                           Liquidity.  The Liquidity shall be (i) from the Second Amendment Effective Date through October 30, 2009, not less than $0, and (ii) from and after October 31, 2009, not less than $10,000,000.

Section 2.                                          CONDITIONS TO EFFECTIVENESS

 Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Third Amendment Effective Date”):

A.                                    On or before the Third Amendment Effective Date, Obligors shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender) the following, each, unless otherwise noted, dated the Third Amendment Effective Date:

1.                                       A certificate, dated as of the Third Amendment Effective Date of the respective Secretary, general partner, manager or members of each Borrower and Guarantor, certifying that there have been no changes to its respective Organizational Documents delivered to Lenders on September 30, 2008;

2.                                       Certified copies of all corporate, limited partnership and limited liability company action (as appropriate) taken by Borrowers and Guarantor, including resolutions of their respective Boards of Directors, authorizing the execution, delivery and performance of this Amendment, certified as of the Third Amendment Effective Date;

3.                                       An incumbency and signature certificate (dated as the date of this Agreement) of the Secretaries, general partners, managers or members (as appropriate) of each Borrower and Guarantor, certifying the names and true signatures of the officers or other authorized Persons of Borrower and Guarantor authorized to sign this Amendment; and

4.                                       Copies of this Amendment executed by each Obligor.

B.                                    Requisite Lenders shall have executed this Amendment.

C.                                    On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken by any Obligor in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

D.                                    Borrowers shall have paid (i) to Agent, all of Agent’s outstanding expenses under the Loan Documents, including inspection and appraisal costs, and (ii) to Reed Smith LLP, counsel to Agent, all fees and expenses invoiced through the date hereof.

Section 3.                                          OBLIGORS’ REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, each Obligor represents and warrants to each Lender that the following statements are true, correct and complete:

A.                                    Corporate Power and Authority.  Each Obligor has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”).

B.                                    Authorization of Agreements.  The execution and delivery of this Amendment and the performance of the Amended Agreements have been duly authorized by all necessary corporate, partnership or limited liability company action, as appropriate, on the part of each Obligor.

C.                                    No Conflict.  The execution and delivery by each Obligor of this Amendment and the performance by each Obligor of the Amended Agreements do not and will not (i) require any consent or approval of the shareholders, partners or members of any such entity not already obtained; (ii) contravene such entity’s Organizational Documents; (iii) violate any provision of or cause or result in a breach of or constitute a default under any law, rule, regulation (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such entity; (iv) cause or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which such entity is a party or by which it or its properties may be bound or affected; (v) cause or result in or require the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by such Obligor except as contemplated by this Agreement; or (vi) violate any provision of any indenture, agreement, or other instrument to which any Borrower, Guarantor, or any of their respective properties or assets are bound, and will not be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of said properties or assets.

D.                                    Governmental Consents.  The execution and delivery by each Obligor of this Amendment and the performance by each Obligor of the Amended Agreements do not and will not require any authorization, consent, approval, license or exemption of, or any registration, qualification, designation, declaration or a filing with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, except as have been obtained.

E.                                      Binding Obligation.  This Amendment has been duly executed and delivered by each Obligor and this Amendment and the Amended Agreements are the legally valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally.

F.                                      Incorporation of Representations and Warranties From Loan Documents.  After giving effect to this Amendment, the representations and warranties contained in each Loan Document are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G.                                    Absence of Default.  After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default.

Section 4.                                          MISCELLANEOUS

A.                                    Reference to and Effect on the Loan Agreement and the Other Loan Documents.

1.                                       On and after the Third Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement, and each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “thereof’ or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Loan Agreement.

2.                                       Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

3.                                       The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Loan Agreement or any of the other Loan Documents, or serve to effect a novation of the Indebtedness.

B.                                    Fees and Expenses.  Company acknowledges that all costs, fees and expenses as described in Section 13.15 of the Loan Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

C.                                    Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.                                    Applicable Law.  THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

E.                                      Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Any facsimiled, electronically transmitted, or photocopied signatures hereto shall be deemed original signatures hereto, all of which shall be equally valid.  This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Obligors, Agent and Lenders and receipt by Obligors and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 5.                                          ACKNOWLEDGEMENT AND CONSENT BY GUARANTOR

Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of Guarantor under its Guaranty shall not be impaired or affected and the applicable Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.  Guarantor further agrees that nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of Guarantor to any future amendment to the Loan Agreement.

Section 6.                                          RELEASORS.

A.                                    Each Borrower and Guarantor hereby acknowledges and agrees that, as of the Third Amendment Effective Date, no right of offset, defense, counterclaim, claim, cause of action or objection in favor of any Borrower and Guarantor against the Lenders (including all lenders prior to the Third Amendment Effective Date) or the Agent, any other agent or any Issuer exists arising out of or with respect to (i) the Indebtedness, the Loan Agreement or any of the other Loan Documents; (ii) any other documents evidencing, securing or in any way relating to the foregoing, or (iii) the administration or funding of the Loans, the Commitment or the issuance of Letters of Credit or Tri-Party Agreements.

B.                                    Each Borrower and Guarantor hereby expressly waives, releases and relinquishes any and all defenses, setoffs, claims, counterclaims, causes of action or objections, if any, against such Lenders, the Agent, the other agents or any Issuer, whether known or unknown, both at law and in equity, only to the extent arising out of any matter, cause or event occurring on or prior to the Third Amendment Effective Date.

C.                                    Each Borrower and Guarantor for itself, each other Borrower and Guarantor and their respective successors and assigns in interest and any person that may derivatively or otherwise assert a claim through or by any of the foregoing to the fullest extent permitted by applicable law (collectively, the “Releasors”) waives and releases against each Agent, each Issuer and each Lender and each of their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, related corporate divisions, participants and assigns (collectively, the “Releasees”), and covenants not to commence or pursue any litigation or action, claims, demands, causes of action, suits, debts, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, setoffs, recoupments, counterclaims, defenses, expenses, damages and/or judgments, whatsoever in law or in equity (whether matured, unmatured, contingent or non-contingent) that relate in any way, either directly or indirectly, to the Loan Agreement, any other Loan Documents, the transactions contemplated thereby or any action by Agents, Lenders or any other Releasee in any way related thereto, whether known or unknown, which each of the Releasors had, now has or may have, in each case only to the extent arising out of any matter, cause or event occurring prior to the Third Amendment Effective Date.  Each of the Releasors hereby agrees that federal or state laws, rights, rules or legal principles of any other jurisdiction which may be applicable thereto, to the extent that they apply to the matters released hereby, are knowingly and voluntarily waived and relinquished by such Releasors, to the full extent that such rights and benefits pertaining to the matters released herein may be waived, and each of the Releasors hereby agrees and acknowledges that this waiver is an essential term of this Amendment, without which Agent and Lenders would not have entered into this Amendment.  Each of the Releasors represents and warrants that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any matter released hereby to any other Person.  In connection with the release in this Amendment, each of the Releasors acknowledges that it is aware it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which such Releasors now knows or believes to be true, with respect to the matters released herein.  Nevertheless, it is each of the Releasors’ intent in executing this Agreement to fully, finally and forever release and settle such matters to the extent they arise out of any matter, cause or event occurring prior to the Third Amendment Effective Date.  In making this release, each of the Releasors has consulted with counsel concerning the effect thereof.

[The remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Master Borrower:		Greenwood Financial Inc., a Delaware corporation

	By:	/s/ Lawrence J. Dugan
Name: Lawrence J. Dugan
Title: Vice President

Corporate Borrowers:		OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

	By:	/s/ Lawrence J. Dugan
Name: Lawrence J. Dugan
Title: Vice President

Limited Liability Company Borrowers:		Masterpiece Homes, LLC
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC

[Borrowers’ signatures continued on the following page]

(Signature Page to Third Amendment to Second Amended and Restated Loan Agreement and Security Agreement)

Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC
Orleans DK, LLC
Parker Lancaster, Tidewater, L.L.C.
Wheatley Meadows Associates, LLC

By:	/s/ Lawrence J. Dugan
Name: Lawrence J. Dugan
Title: Vice President

[Borrowers’ signatures continued on the following page]

(Signature Page to Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

Limited Partnership Borrowers:	Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, L.P.
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP
	By:	OHI PA GP, LLC, sole General Partner

		By:	/s/ Lawrence J. Dugan
Name: Lawrence J. Dugan
Title: Vice President

Orleans RHIL, LP
Realen Homes, L.P.
	By:	RHGP, LLC, sole General Partner
		By:	Orleans Homebuilders, Inc.,
Authorized Member

			By:	/s/ Garry P. Herdler
				Name:	Garry P. Herdler
				Title:	Executive Vice President and Chief Financial Officer

Guarantor:	Orleans Homebuilders, Inc., a Delaware corporation

	By:	/s/ Garry P. Herdler
Name: Garry P. Herdler
Title: Executive Vice President and Chief Financial Officer

[Agent’s signature continued on the next page]

(Signature Page to Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

Agent:	Wachovia Bank, National Association

	By:	/s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Nathan R. Rantala

[Lenders’ signature continued on the next page]

(Signature Page to Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 30, 2009:

WACHOVIA BANK,
NATIONAL ASSOCIATION

By:	/s/ Nathan R. Rantala
Nathan R. Rantala, Director

(Signature Page to Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 30, 2009:

BANK OF AMERICA, N.A.

By:	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

(Signature Page to Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 30, 2009:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Anne D. Brehony
Name: Anne D. Brehony
Title: Vice President

(Signature Page to Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 30, 2009:

NATIONAL CITY BANK

By:	/s/ Christopher Guyer
Name: Christopher Guyer
Title: Vice President

(Signature Page to Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 30, 2009:

FIRSTRUST BANK

By:	/s/ Seth Mackler
Name: Seth Mackler
Title: Senior Vice President

(Signature Page to Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 30, 2009:

COMPASS BANK, an Alabama Banking Corporation successor in interest to Guaranty Bank

By:	/s/ Linda Garcia
Name: Linda Garcia
Title: SVP

(Signature Page to Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 30, 2009:

SUNTRUST BANK

By:	/s/ Janet R. Naifeh
Name: Janet R. Naifeh
Title: Senior Vice President

(Signature Page to Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 30, 2009:

REGIONS BANK, successor by merger to Amsouth Bank

By:	/s/ Daniel McClarkin
Name: Daniel McClarkin
Title: VP

(Signature Page to Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 30, 2009:

COMERICA BANK

By:	/s/ Laura Benson
Name: Laura Benson
Title: Vice President

(Signature Page to Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 30, 2009:

COMPASS BANK, an Alabama Banking Corporation

By:	/s/ Steven J. Heslep
Name: Steven J. Heslep
Title: Senior Vice President

(Signature Page to Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 30, 2009:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Valerie Shapiro
Name: Valerie Shapiro
Title: Vice President

By:	/s/ Michael M. Meagher
Name: Michael M. Meagher
Title: Vice President

(Signature Page to Third Amendment to Second Amended and Restated Revolving Credit Loan Agreement)

Schedule A - Schedule of Borrowers

Greenwood Financial Inc.

Masterpiece Homes, LLC

OHB Homes, Inc.

Orleans Corporation

Orleans Corporation of New Jersey

Orleans Construction Corp.

Parker & Lancaster Corporation

Parker & Orleans Homebuilders, Inc.

Sharp Road Farms, Inc.

OPCNC, LLC

Orleans at Bordentown, LLC

Orleans at Cooks Bridge, LLC

Orleans at Covington Manor, LLC

Orleans at Crofton Chase, LLC

Orleans at East Greenwich, LLC

Orleans at Elk Township, LLC

Orleans at Evesham, LLC

Orleans at Hamilton, LLC

Orleans at Harrison, LLC

Orleans at Hidden Creek, LLC

Orleans at Jennings Mill, LLC

Orleans at Lambertville, LLC

Orleans at Lyons Gate, LLC

Orleans at Mansfield, LLC

Orleans at Maple Glen, LLC

Orleans at Meadow Glen, LLC

Orleans at Millstone, LLC

Orleans at Millstone River Preserve, LLC

Orleans at Moorestown, LLC

Orleans at Tabernacle, LLC

Orleans at Upper Freehold, LLC

Orleans at Wallkill, LLC

Orleans at Westampton Woods, LLC

Orleans at Woolwich, LLC

Orleans Arizona Realty, LLC

Orleans DK, LLC

Wheatley Meadows Associates, LLC

Parker Lancaster, Tidewater, L.L.C.

Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)

Orleans at Falls, LP

Orleans at Limerick, LP

Orleans at Lower Salford, LP

Orleans at Thornbury, LP

Orleans at Upper Saucon, L.P.

Orleans at Upper Uwchlan, LP

Orleans at West Bradford, LP

Orleans at West Vincent, LP

Orleans at Windsor Square, LP

Orleans at Wrightstown, LP

Stock Grange, LP

Orleans RHIL, LP

Realen Homes, L.P.